UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02351

Western Asset Income Fund
(Exact name of registrant as specified in charter)

385 East Colorado Boulevard, Pasadena, CA			91101
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1888-777-0102

Date of fiscal year end:	December 31,

Date of reporting period:	June 30, 2009

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Western Asset Income Fund

New York Stock Exchange Symbol: PAI

Contents

Commentary
Investment Commentary	ii

Semi-Annual Report to Shareholders
Fund Highlights	1
Portfolio of Investments	6
Financial Statements	18
Notes to Financial Statements	22

For more information, visit us on the web
at www.leggmason.com/cef

Investment Commentary

Western Asset Income Fund

Fund Performance

Total returns for the Fund for various periods ended June 30, 2009 are presented below, along with those of comparative indices:

		Average Annual Total Returns
	Six Months	One Year	Five Years	Ten Years
Fund Total Return Based on:
Net Asset Value	16.38%	-8.98%	1.51%	5.13%
Market Value	17.11%	-2.34%	4.67%	6.08%
Barclays Capital U.S. Corporate High Yield IndexA	30.43%	-2.40%	4.33%	4.69%
Barclays Capital U.S. Credit IndexB	6.87%	4.08%	4.08%	5.79%
Lipper Corporate Debt Closed-End Funds BBB-Rated Category AverageC	12.61%	-1.83%	3.39%	5.36%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost. Calculations assume the reinvestment of dividends and capital gain distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

For the six months ended June 30, 2009, Western Asset Income Fund returned 16.38% based on its net asset value (“NAV”)D and 17.11% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Corporate High Yield Index and the Barclays Capital U.S. Credit Index (the “Index”), returned 30.43% and 6.87%, respectively, over the same time frame. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Average returned 12.61% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.48 per share, which may have included a return of capital.

Overall, the Fund benefited from its aggressive positioning, as it held an overweight exposure to BBB-rated securities, which returned 14.13%, and an underweight to AAA-rated bonds, which returned -2.62%, during the reporting period.1 From a sector positioning perspective, the Fund’s overweight to the Financials sector, and, in particular, Tier-1 securities, was a meaningful contributor to results as the spreads on these securities tightened, generating very strong performance. Elsewhere, an overweight to Utilities, an underweight to non-corporate securities contained in the Index (i.e., sovereign and quasi-government non-U.S. securities) and an overweight to Communications enhanced the Fund’s performance. Modestly offsetting these strong results was the Fund’s longer durationE position. In addition, an out-of-Index holding of a Japanese consumer finance company was a slight drag on the Fund’s overall performance.

The Fund employed the use of Treasury futures during the reporting period to hedge its purchases and sales, as well as to manage its duration. The use of these futures did not materially impact the Fund’s performance over the reporting period.

Financial Market Overview

To a great extent, the financial markets in 2008 were characterized by periods of extreme volatility, illiquidity, frozen credit conditions and heightened risk aversion. Collectively, this caused investors to flock to the safety of short-term Treasuries, driving their yields lower and their prices higher. In contrast, non-Treasuries generally performed poorly, with their spreads moving, in some cases, to historically wide levels.

The market then largely stabilized during the six-month reporting period ended June 30, 2009. A return to more normal market conditions was due, in part, to the aggressive actions taken by the Federal Reserve Board (“Fed”)F, the U.S. Department of the Treasury

1 Returns cited represent respective position and/or sector return within the Barclays Capital U.S. Credit Index.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary

and other government agencies. Looking back, in 2008 the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as the Lehman Brothers bankruptcy and mounting troubles at other financial firms roiled the markets. Toward the end of the year, the Fed took additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”).

In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

After reducing the federal funds rateG from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed has maintained this stance thus far in 2009. In conjunction with its June meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. The Treasury also announced its intentions to conduct “stress tests” for major banks to determine if they needed to bolster their capital levels. The results of the stress tests were released in May, and were not as dire as initially feared.

Economic Review

Even though conditions in the financial markets improved during the first half of 2009, the U.S. economy continued to face numerous headwinds. Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2008 U.S. gross domestic product (“GDP”)H contracted 2.7% and 5.4%, respectively. Economic contraction has continued in 2009 as GDP fell 6.4% during the first quarter and the advance estimate for the second quarter is a 1.0% decline. The economy’s more modest contraction in the second quarter was due, in part, to smaller declines in exports and business spending.

While economic news was largely bleak during the first quarter of 2009, there were some indications that things were becoming “less negative” during the second quarter. While the unemployment rate continued to move higher, the number of jobs lost on a monthly basis subsided from the pace earlier in the year. Another strain on the economy, the long-ailing housing market, may also be getting closer to reaching a bottom. After plunging late last year, new single-family home starts have been fairly stable in recent months. In addition, while home prices continued to fall, the pace of the decline has moderated. Other recent economic news also seemed to be “less negative.” Inflation remained low, manufacturing contracted at a slower pace than during the first quarter of the year and inventory levels were drawn down.

Market Review

Both short- and long-term Treasury yields fluctuated during the reporting period. This was often prompted by changing perceptions regarding the economy, future Fed policy decisions and the government’s initiatives to stabilize the financial system. When the reporting period began, Treasury yields were extremely low, given numerous “flights to quality” in 2008 that were triggered by the financial crisis. After starting the period at 0.76% and 2.25%, respectively, two- and ten-year Treasury yields drifted even lower (and their prices higher) in mid-January 2009. Yields generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the period at 1.11% and 3.53%.

Over the six months ended June 30, 2009, longer-term yields moved higher than their shorter-term counterparts due to fears of future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded as the six-month

Investment Commentary

reporting period progressed, driving spread sector (non-Treasury) prices higher. For the six-month period ended June 30, 2009, the Barclays Capital U.S. Aggregate IndexI returned 1.90%.

Looking more closely at the market, there was a dramatic shift in investor sentiment during the six-month reporting period. This, in turn, had a major impact on the corporate bond market. When the period began, investors were still reeling from last year’s turmoil in the financial markets and data showing that the U.S. economy was rapidly contracting. This triggered periods of heightened risk aversion, as investors were drawn to the relative safety of U.S. Treasury securities. During the first half of the reporting period, investment grade corporate spreads remained at extremely wide levels that priced in future default levels that would surpass those experienced in previous recessions. This was reflected in the poor performance of the Index, as it returned -1.78% during the first quarter of 2009. Over the same period, while the high-yield bond market generated solid results, BB-rated bonds outperformed riskier CCC-rated securities (9.01% versus 5.54%).1 Overall, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap IndexJ gained 6.61% during the first quarter.

Then, in the second half of the reporting period, investor sentiment greatly improved. The government’s many initiatives to stabilize the financial system began to bear fruit as the frozen credit markets showed signs of thawing and liquidity also improved. This, coupled with tentative signs that the global economy was nearing a bottom, served to increase investor risk appetite. As a result, demand for spread sectors rose, in particular, lifting the prices of investment grade and high-yield corporate bonds. During the second quarter of 2009, the Index rose an impressive 8.81% and ended the six-month reporting period returning a solid 6.87%. Within the high-yield market, BB-rated and CCC-rated bonds returned 14.93% and 40.71%, respectively, during the second quarter of 2009.1 All told, during the six-month reporting period, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index returned an outstanding 30.92%.

Outlook

We believe the credit markets are likely to take a breather in the third quarter following the exceptionally strong performance posted in the second quarter of 2009. While the magnitude of spread compression in high-yield and investment grade corporates was impressive, the improvement was largely driven by a return to valuations that were more consistent with underlying fundamentals. For spreads to tighten further, we will likely need to see some positive signals from the economy, rather than merely a leveling off of the rate of decline.

Spread volatility is likely to decline as we are now at levels that are consistent with a weaker economy and reduced availability of credit, rather than the “economic Armageddon” that pre-March 2009 spread levels suggested. Corporations with strong balance sheets should continue to issue debt at yields close to those on outstanding debt. Companies that are challenged by high-debt loads will likely have a more difficult time raising new debt and their outstanding issues are likely to be more volatile. Financial issuers should continue to benefit from increasingly stable loan values and from improved capital bases, thanks to recent equity issuance.

With investment grade financial spreads at 400 basis pointsK (“bps”) over Treasuries and the Barclays Capital Corporate IndexL as a whole at 300 bps over Treasuries as of June 30, 2009, we believe there is currently significant compensation for the elevated risk due to economic uncertainty. With high-yield spreads at 945 bps over Treasuries as of June 30, 2009, there should be similarly adequate compensation in the high-yield sector despite the continuing increase in restructurings and defaults.

Interest rates are likely to be stable to modestly rising through the summer months as the U.S. Treasury continues to issue debt at what can only be described as an unprecedented pace, and as investors continue to dip their toes into more risky waters. Inflation remains a key concern of bond market participants. We believe that price levels should stabilize and deflationary forces will ebb as both monetary and fiscal stimuli work their way through the system. Higher levels of inflation are unlikely to be realized as resource and capacity utilization remains low, and the Fed is likely to begin reducing the size of its balance sheet in the face of any economic growth. Absent any improvement on the growth front, the current level of announced monetary stimulus should persist. We expect little, if any, additional action from the Fed and expect very low short-term rates and continued purchases of mortgage-backed securities, Treasuries and agencies to continue.

[1]	Returns cited represent respective position and/or sector return within the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary

U.S. industrial sectors led the economy’s plunge during the fourth quarter of 2008 and first quarter of 2009, as inventories, capital expenditure budgets and procurement plans were slashed on fears of credit unavailability. Stabilization in the economy should help these activities return to more sustainable levels, which would provide an immediate boost to industrial-sector output. Merchant inventory investment has already displayed some stabilization at weak levels and factory orders have displayed an incipient upturn. In order for an economic rebound to take hold, these improvements will have to be sustained and built upon. In addition, we feel they should soon trigger upturns in industrial production and factory production hours, neither of which has yet to show any signs of stabilization. We will track these four indicators for early signs of a recovery and, thus, impetus for substantial further downward pressure on credit spreads.

Market participants will be intensely focused on profit reports to determine the presence, pace and strength of the anticipated economic recovery. These reports should have a significant impact on equity prices, which would also influence the mood of the corporate bond market.

Western Asset Management Company

July 31, 2009

v

Investment Commentary

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of June 30, 2009 were: Corporate Bonds and Notes (76.7%), Yankee Bonds (20.6%), Repurchase Agreements (0.7%), Mortgage-Backed Securities (0.5%) and U.S. Government and Agency Obligations (0.2%). The Fund’s portfolio composition is subject to change at any time.

Investment Risks: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities.

The views expressed in this commentary reflect those solely of Western Asset Management Company’s Investment Advisory Team as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or from the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Western Asset Income Fund (the “Fund”) and Western Asset Management Company disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or advice. Because investment decisions for the Fund are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of the Fund or any Legg Mason Fund. Forecasts are inherently limited and should not be relied upon as an indicator of future results or used as the basis for investment decisions. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the Fund or Western Asset Management Company as to its accuracy or completeness.

Please note that an investor cannot invest directly in an index.

A

The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-As are also included.

B	The Barclays Capital (formerly Lehman Brothers) U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).
C

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Corporate Debt Closed-End Funds BBB Rated Category Average is comprised of the Fund’s peer group of mutual funds.

D

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

E

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

F

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

G

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

H	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
I

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

J

The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

K	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
L	The Barclays Capital (formerly Lehman Brothers) Corporate Bond Index is composed of all publicly issued, fixed-rate, non-convertible, U.S. dollar-denominated, investment grade corporate debt.

Western Asset Income Fund

Semi-Annual Report to Shareholders
June 30, 2009

Semi-Annual Report to Shareholders

Fund Highlights

(Unaudited)

	Six Months Ended June 30, 2009	Year Ended December 31, 2008
Net Asset Value	$111,761,958	$100,104,898
Per Share	$11.86	$10.66
Market Value Per Share	$11.75	$10.49
Net Investment Income	$3,975,808	$9,156,380
Per Share	$0.42	$0.98
Dividends Paid:
Ordinary Income	$4,515,142	$8,803,056
Per Share	$0.48	$0.94
Long-Term Capital Gains	—	$423,005
Per Share	—	$0.04

The Fund

Western Asset Income Fund (the “Fund”) is a closed-end, diversified management investment company which seeks for its shareholders a high level of current income through investment in a diversified portfolio of debt securities. Substantially all of the Fund’s net investment income is distributed to its shareholders. A Dividend Reinvestment Plan is available to those shareholders of record desiring it. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) where they trade under the symbol PAI, and price quotations can be found in publications under the abbreviation WstAssetIncoFd.

Certain Investment Policies

The Fund’s investment policies provide that its portfolio must be invested as follows:

•                  At least 75% in debt securities rated within the four highest grades, and in government securities, bank debt, commercial paper, cash or cash equivalents.

•                  Up to 25% in other fixed income securities, convertible bonds, convertible preferred and preferred stock.

•                  Not more than 25% in securities restricted as to resale.

Dividend Reinvestment Plan and Optional Cash Investment Service

The Fund and American Stock Transfer & Trust Company LLC (“Agent”), as the Transfer Agent and Registrar of the Fund, offer two convenient ways to add shares of the Fund to your account. First, the Fund offers to all shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) are automatically invested in shares of the Fund unless the shareholder elects otherwise by contacting the agent at the address set forth on page 3. Shareholders who own shares in a brokerage, bank, or other financial institution account must contact the Company where their account is held in order to participate in the Plan. Second, the Fund offers to registered shareholders the option to purchase additional whole and partial shares of the Fund through the Optional Cash Investment Service (“Optional Cash Investment Service”).

Dividend Reinvestment Plan

A Dividend Reinvestment Plan is available to all shareholders of the Fund. If you elect to participate in the Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the net asset value (“NAV”) of a Fund share. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV the Agent will, as agent for the participants, buy shares of the Fund’s stock through a broker on the open market or in a negotiated transaction (subject to price and other terms to which the agent may agree). The price per share

Semi-Annual Report to Shareholders

Fund Highlights—Continued

of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All shares of common stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Optional Cash Investment Service

Under the Optional Cash Investment Service, funds received from shareholders for stock purchases will be pooled once per month. The Agent will then purchase shares of the Fund’s stock through a broker on the open market. For the purposes of making purchases, the Agent will commingle each participant’s funds with those of all other participants in the Plan. The Agent will hold the total shares purchased for all participants in its name or the name of its nominee and will have no responsibility for the value of such shares after their purchase. The minimum and maximum monthly purchase by a stockholder is $100 and $10,000, respectively.

The Optional Cash Investment Service is only available to registered shareholders (those who own shares in their own name on the Fund’s records). Beneficial shareholders (those who own shares held in a brokerage, bank or other financial institution account) are not eligible to participate in this option. A beneficial shareholder may, however, have his or her shares taken out of “street name” and re-register such shares in his or her own name, becoming a registered shareholder in order to participate. If you wish to do so, please contact your broker, bank or nominee.

Additional Information Regarding the Plan and the Optional Cash Investment Service

The Fund will pay all costs applicable to the Plan and Optional Cash Investment Service, with the exceptions noted below. Brokerage commissions, transfer taxes and any other costs of purchase or sale by the Agent under the Plan or Optional Cash Investment Service will be charged to participants. The commission participants pay for selling shares under the Plan or Optional Cash Investment Service is calculated as $2.50 plus $0.15 per share. Beneficial shareholders should contact the company holding their account for further information concerning fees that may apply to selling shares under the Plan. In the event the Fund determines to no longer pay the costs applicable to the Plan and Optional Cash Service, the Agent will terminate the Plan and Optional Cash Investment Service and may, but is not obligated to, offer a new plan under which it would impose a direct service charge on participants.

All shares acquired through the Plan or the Optional Cash Investment Service receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Directors may declare. Distributions to Plan participants will be in the form of stock, unless the Agent is notified in writing 10 days prior to the record date fixed by the Board of Directors for the distribution that you wish to receive a cash payment. Beneficial shareholders should contact the company holding their account for further information regarding deadlines that might apply.

You may terminate participation in the Plan or the Optional Cash Investment Service at any time by giving written notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions.

Upon termination of the Plan or Optional Cash Investment Service, a participant may request a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. If the participant instructs the Agent to sell the shares credited to the participant’s account, the Agent may accumulate such shares and those of any other terminating participants for purposes of such sale. Brokerage charges, transfer taxes, and any other costs of sale will be allocated pro rata among the selling participants. Any such sale may be made on any securities exchange where such shares are traded, in the over-the-counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as the Agent may agree to. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to each participant each year.

Semi-Annual Report to Shareholders

Registered shareholders can make inquiries regarding the Plan and the Optional Cash Investment Service, as well as sign up or terminate their participation in the Plan or Service by contacting American Stock Transfer & Trust Company LLC, 59 Maiden Lane, New York, N.Y. 10038—Investor Relations, telephone number (888)-888-0151. Beneficial Shareholders can make inquiries regarding the Plan as well as sign up or terminate their participation in the Plan by contacting the company where their account is held.

Quarterly Comparison of Market Price and Net Asset Value (“NAV”), Discount or Premium to NAV and Average Daily Volume of Shares Traded

	Market	Net Asset	Premium/	Average Daily
	Price	Value	(Discount)	Volume
September 30, 2008	$10.29	$12.12	(15.10)%	19,053
December 31, 2008	10.49	10.66	(1.59)%	31,249
March 31, 2009	9.87	10.02	(1.50)%	23,077
June 30, 2009	11.75	11.86	(0.93)%	27,019

* * * * * * * *

Additional Information about interest rate futures contracts, options on debt securities, and related risks

The Fund may engage in a variety of transactions using “derivatives”, such as futures and options. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as “over-the-counter” derivatives). The Fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Although the Fund’s investment adviser has the flexibility to make use of certain derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Adviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

The policies of the Fund put certain restrictions on the Fund’s ability to engage in these transactions. For example, the Fund may write listed covered call options and buy and sell put and call options on debt securities in an amount not to exceed 15% of the value of its total assets. Additionally, the Fund will only enter into and hold interest rate futures contract, if, immediately thereafter, the sum of (a) the then aggregate futures market prices of financial instruments required to be delivered under open futures contracts sales of the Fund and (b) the aggregate purchase prices under open futures contract purchases of the Fund, would not exceed 30% of the total assets of the Fund, at market value.

Looking for Additional Information

The Fund is traded under the symbol “PAI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XPAIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Semi-Annual Report to Shareholders

Special Shareholder Notice

On May 20, 2009, the Fund announced monthly distributions of $0.08 per common share for the months of June, July, August and September.

Additionally, the Fund announced that it will declare distributions quarterly while maintaining its policy of paying distributions monthly, effective with the July 2009 distribution.

This information is not for tax reporting purposes, but is being provided to announce the amount of the Fund’s distributions that have been declared by the Board of Directors. In early 2010, after definitive information is available, the Fund will send shareholders a Form 1099-DIV, if applicable, specifying how the distributions paid by the Fund during the prior calendar year should be characterized for purposes of reporting the distributions on a shareholder’s tax return (e.g., ordinary income, long-term capital gain or return of capital).

Semi-Annual Report to Shareholders

Portfolio Diversification

June 30, 2009A

The pie and bar charts above represent the composition of the Fund’s portfolio as of June 30, 2009.

A The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

B Standard & Poor’s Ratings Services provide capital markets with credit ratings for the evaluation and assessment of credit risk.

C Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.

Semi-Annual Report to Shareholders

Portfolio of Investments

June 30, 2009 (Unaudited)

Western Asset Income Fund

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Long-Term Securities	98.0%

Corporate Bonds and Notes	76.7%
Aerospace and Defense	0.5%
L-3 Communications Corp.		7.625%	6/15/12	$ 275,000	$275,687
United Technologies Corp.		6.125%	2/1/19	300,000	332,037
					607,724
Airlines	0.6%
Continental Airlines Inc.		6.545%	2/2/19	159,238	147,295
Continental Airlines Inc.		7.256%	3/15/20	185,435	163,183
Delta Air Lines Inc.		7.111%	9/18/11	400,000	372,000
					682,478
Automobiles	0.4%
General Motors Corp.		8.250%	7/15/23	3,450,000	422,625	A

Beverages	0.7%
Bottling Group LLC		5.125%	1/15/19	470,000	479,041
Dr Pepper Snapple Group Inc.		6.820%	5/1/18	240,000	253,804
					732,845
Building Products	N.M.
Nortek Inc.		8.500%	9/1/14	55,000	15,675

Capital Markets	4.6%
BankAmerica Capital III		1.701%	1/15/27	215,000	109,882	B
Goldman Sachs Capital II		5.793%	12/29/49	920,000	560,694	C
Goldman Sachs Group Inc. Senior Notes		6.000%	5/1/14	250,000	260,915
Lehman Brothers Holdings Capital Trust VII		5.857%	12/31/49	1,745,000	174	A,C
Lehman Brothers Holdings Inc.		5.750%	5/17/13	350,000	51,625	A
Lehman Brothers Holdings Inc.		6.500%	7/19/17	110,000	11	A
Merrill Lynch and Co. Inc.		6.050%	8/15/12	400,000	401,057
Merrill Lynch and Co. Inc.		5.700%	5/2/17	1,000,000	857,746
Merrill Lynch and Co. Inc.		6.400%	8/28/17	300,000	265,578
Merrill Lynch and Co. Inc.		6.110%	1/29/37	320,000	247,154
Morgan Stanley		5.050%	1/21/11	780,000	795,380
Morgan Stanley		4.750%	4/1/14	60,000	56,675
Morgan Stanley		6.000%	5/13/14	960,000	971,969
Morgan Stanley		6.625%	4/1/18	100,000	99,691
The Goldman Sachs Group Inc.		6.345%	2/15/34	555,000	447,751
					5,126,302

Semi-Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued
Chemicals	0.9%
Lubrizol Corp.		8.875%	2/1/19	$280,000	$325,291
The Dow Chemical Co.		7.375%	11/1/29	800,000	727,061
					1,052,352
Commercial Banks	2.7%
Comerica Capital Trust II		6.576%	2/20/37	360,000	212,400	C
SunTrust Capital VIII		6.100%	12/15/36	560,000	363,765	C
U.S. Bancorp		4.200%	5/15/14	320,000	323,616
Wachovia Bank NA		7.800%	8/18/10	650,000	676,468
Wachovia Capital Trust III		5.800%	3/15/42	410,000	246,000	C
Wells Fargo Capital X		5.950%	12/15/36	450,000	333,000	C
Wells Fargo Capital XIII		7.700%	12/29/49	1,100,000	913,000	C
					3,068,249
Commercial Services and Supplies	0.4%
Waste Management Inc.		7.375%	5/15/29	415,000	409,208

Consumer Finance	4.4%
American Express Co.		8.125%	5/20/19	480,000	498,110
American Express Co.		6.800%	9/1/66	1,120,000	806,400	C
Capital One Financial Corp.		6.750%	9/15/17	230,000	220,061
GMAC LLC		7.500%	12/31/13	1,551,000	1,202,025	D
GMAC LLC		8.000%	12/31/18	201,000	127,635	D
GMAC LLC		8.000%	11/1/31	988,000	691,600	D
Nelnet Inc.		7.400%	9/29/36	460,000	254,768	C
SLM Corp.		5.000%	10/1/13	810,000	655,174
SLM Corp.		5.050%	11/14/14	130,000	100,581
SLM Corp.		8.450%	6/15/18	230,000	196,761
SLM Corp.		5.625%	8/1/33	180,000	110,822
					4,863,937
Diversified Financial Services	8.7%
AGFC Capital Trust I		6.000%	1/15/67	300,000	63,000	C,D
AIG SunAmerica Global Financing VI		6.300%	5/10/11	1,880,000	1,766,175	D
BAC Capital Trust XIV		5.630%	12/31/49	585,000	292,500	C
Bank of America Corp.		8.000%	12/29/49	150,000	125,274	C
Beaver Valley II Funding		9.000%	6/1/17	239,000	235,900
Capital One Bank		6.500%	6/13/13	330,000	326,197
Chase Capital II		1.528%	2/1/27	725,000	406,011	B
Citigroup Capital XXI		8.300%	12/21/57	320,000	249,544	C

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Income Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued
Diversified Financial Services—Continued
Citigroup Inc.		8.500%	5/22/19	$ 1,840,000	$1,871,720
Citigroup Inc.		6.125%	8/25/36	550,000	409,566
General Electric Capital Corp.		6.375%	11/15/67	600,000	400,333	C
HSBC Finance Capital Trust IX		5.911%	11/30/35	1,350,000	713,641	C
ILFC E-Capital Trust II		6.250%	12/21/65	790,000	292,300	C,D
JPMorgan Chase and Co.		6.125%	6/27/17	720,000	711,388
TNK-BP Finance SA		7.875%	3/13/18	100,000	82,500	D
UBS Preferred Funding Trust V		6.243%	5/12/49	1,120,000	660,800	C
ZFS Finance USA Trust II		6.450%	12/15/65	1,440,000	1,094,400	C,D
					9,701,249
Diversified Telecommunication Services	4.1%
AT&T Corp.		8.000%	11/15/31	260,000	300,087
AT&T Inc.		6.550%	2/15/39	1,780,000	1,776,835
Embarq Corp.		7.082%	6/1/16	330,000	322,275
Qwest Corp.		6.875%	9/15/33	1,000,000	730,000
Verizon Communications Inc.		8.950%	3/1/39	720,000	909,229
Verizon Global Funding Corp.		5.850%	9/15/35	570,000	530,157
					4,568,583
Electric Utilities	6.7%
Commonwealth Edison Co.		5.800%	3/15/18	560,000	568,688
CP&L Inc.		5.300%	1/15/19	820,000	856,074
Duke Energy Corp.		6.300%	2/1/14	500,000	539,820
Exelon Corp.		6.750%	5/1/11	550,000	574,071
FirstEnergy Corp.		6.450%	11/15/11	60,000	62,626
FirstEnergy Corp.		7.375%	11/15/31	395,000	372,824
Pacific Gas and Electric Co.		6.050%	3/1/34	800,000	829,950
PNPP II Funding Corp.		9.120%	5/30/16	1,877,000	1,906,919
Sithe/Independence Funding Corp.		9.000%	12/30/13	1,263,834	1,235,246
Virginia Electric & Power Co.		8.875%	11/15/38	390,000	522,696
					7,468,914
Energy Equipment and Services	0.7%
Baker Hughes Inc.		7.500%	11/15/18	450,000	526,977
EEB International Ltd.		8.750%	10/31/14	260,000	268,450	D
					795,427
Food and Staples Retailing	0.4%
Wal-Mart Stores Inc.		6.500%	8/15/37	380,000	424,620

Semi-Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued
Food Products	0.3%
Tyson Foods Inc.		7.850%	4/1/16	$ 340,000	$327,848	E

Gas Utilities	0.1%
Southern Natural Gas Co.		5.900%	4/1/17	170,000	164,646	D

Health Care Equipment and Supplies	0.3%
Hospira Inc.		6.050%	3/30/17	290,000	283,213

Health Care Providers and Services	5.9%
Aetna Inc.		6.500%	9/15/18	240,000	240,421
Cardinal Health Inc.		5.500%	6/15/13	210,000	208,563
Cardinal Health Inc.		5.800%	10/15/16	410,000	396,858
Coventry Health Care Inc.		5.950%	3/15/17	440,000	344,954
HCA Inc.		7.875%	2/1/11	250,000	245,937
HCA Inc.		6.300%	10/1/12	180,000	165,150
HCA Inc.		6.250%	2/15/13	930,000	813,750
HCA Inc.		5.750%	3/15/14	65,000	52,000
HCA Inc.		9.125%	11/15/14	400,000	396,000
HCA Inc.		9.250%	11/15/16	500,000	492,500
Humana Inc.		6.450%	6/1/16	220,000	193,582
Tenet Healthcare Corp.		9.000%	5/1/15	732,000	737,490	D
Tenet Healthcare Corp.		10.000%	5/1/18	732,000	768,600	D
UnitedHealth Group Inc.		6.000%	11/15/17	520,000	495,343
Universal Health Services Inc.		7.125%	6/30/16	520,000	521,823
WellPoint Inc.		5.875%	6/15/17	540,000	528,501
					6,601,472
Hotels, Restaurants and Leisure	0.2%
Caesars Entertainment Inc.		8.125%	5/15/11	250,000	207,500

Independent Power Producers and Energy Traders	2.8%
Dynegy Holdings Inc.		6.875%	4/1/11	1,300,000	1,251,250
Dynegy Holdings Inc.		8.750%	2/15/12	735,000	712,950
TXU Corp.		5.550%	11/15/14	1,500,000	947,130
TXU Corp.		6.500%	11/15/24	520,000	260,562
					3,171,892

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Income Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued
Industrial Conglomerates	0.9%
General Electric Capital Corp.		5.900%	5/13/14	$ 1,000,000	$1,020,661

Insurance	3.4%
Allstate Corp.		6.500%	5/15/57	480,000	352,800	C
American International Group Inc.		6.250%	3/15/37	80,000	19,800	C
ASIF Global Financing XIX		4.900%	1/17/13	30,000	25,522	D
Everest Reinsurance Holdings Inc.		6.600%	5/15/37	260,000	161,200	C
Hartford Financial Services Group Inc.		8.125%	6/15/68	325,000	227,500	C
Liberty Mutual Group		5.750%	3/15/14	270,000	213,760	D
Liberty Mutual Group		7.800%	3/15/37	300,000	168,000	D
MetLife Inc.		6.400%	12/15/36	1,160,000	829,400	C
Prudential Financial Inc.		8.875%	6/15/38	340,000	282,200	C
The Chubb Corp.		6.375%	3/29/67	320,000	256,000	C
The Travelers Cos. Inc.		6.250%	3/15/37	620,000	499,698	C
The Travelers Cos. Inc.		6.250%	6/15/37	280,000	289,979
Willis North America Inc.		5.125%	7/15/10	280,000	269,100
Willis North America Inc.		5.625%	7/15/15	230,000	201,856
					3,796,815
IT Services	0.5%
Electronic Data Systems Corp.		7.450%	10/15/29	420,000	507,060

Leisure Equipment and Products	0.3%
Hasbro Inc.		6.300%	9/15/17	320,000	311,599	E

Media	4.2%
Comcast Cable Holdings LLC		9.800%	2/1/12	375,000	422,139
Comcast Corp.		6.450%	3/15/37	120,000	118,265
Comcast Corp.		6.950%	8/15/37	160,000	166,829
Comcast Corp.		6.400%	5/15/38	1,050,000	1,027,857
News America Inc.		6.550%	3/15/33	545,000	487,791
Omnicom Group Inc.		6.250%	7/15/19	460,000	451,269
TCI Communications Inc.		8.750%	8/1/15	160,000	182,357
Time Warner Cable Inc.		8.750%	2/14/19	520,000	605,770
Time Warner Entertainment Co. LP		8.375%	7/15/33	530,000	593,243
Time Warner Inc.		7.700%	5/1/32	595,000	584,686
					4,640,206

Semi-Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued
Metals and Mining	1.8%
Barrick Gold Finance Co.		6.125%	9/15/13	$ 300,000	$321,906
Freeport-McMoRan Copper & Gold Inc.		8.375%	4/1/17	1,730,000	1,742,975
					2,064,881
Multi-Utilities	1.4%
Centerpoint Energy Inc.		6.850%	6/1/15	1,150,000	1,074,753
Dominion Resources Inc.		8.875%	1/15/19	250,000	298,135
DTE Energy Co.		6.350%	6/1/16	260,000	238,573
					1,611,461
Multiline Retail	0.9%
Federated Retail Holdings Inc.		5.350%	3/15/12	270,000	245,757
Macy’s Retail Holdings Inc.		5.875%	1/15/13	330,000	289,112
May Department Stores Co.		5.750%	7/15/14	400,000	340,097
May Department Stores Co.		6.650%	7/15/24	180,000	119,209
					994,175
Oil, Gas and Consumable Fuels	11.0%
Apache Corp.		6.900%	9/15/18	100,000	114,490
Apache Corp.		6.000%	1/15/37	230,000	243,501
ConocoPhillips		6.000%	1/15/20	360,000	385,454
ConocoPhillips		6.500%	2/1/39	810,000	862,191
DCP Midstream LLC		6.750%	9/15/37	420,000	348,911	D
Devon Financing Corp. ULC		7.875%	9/30/31	350,000	412,128
Duke Capital LLC		6.250%	2/15/13	800,000	819,090
El Paso Corp.		7.800%	8/1/31	2,000,000	1,631,418
Enbridge Energy Partners LP		9.875%	3/1/19	120,000	139,119
Energy Transfer Partners LP		9.700%	3/15/19	170,000	195,168
EOG Resources Inc.		5.875%	9/15/17	540,000	574,343
Hess Corp.		7.875%	10/1/29	1,180,000	1,279,882
Kerr-McGee Corp.		6.950%	7/1/24	300,000	278,363
Kinder Morgan Energy Partners LP		7.125%	3/15/12	530,000	566,728
Peabody Energy Corp.		6.875%	3/15/13	285,000	282,150
Pemex Project Funding Master Trust		6.625%	6/15/35	2,635,000	2,383,178
The Williams Cos. Inc.		7.500%	1/15/31	102,000	89,760
The Williams Cos. Inc.		8.750%	3/15/32	1,250,000	1,256,250
XTO Energy Inc.		6.100%	4/1/36	440,000	426,431
					12,288,555

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Income Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued
Paper and Forest Products	0.5%
Georgia-Pacific Corp.		9.500%	12/1/11	$ 325,000	$334,750
Georgia-Pacific Corp.		7.375%	12/1/25	250,000	193,750
					528,500
Pharmaceuticals	0.7%
Abbott Laboratories		5.125%	4/1/19	200,000	205,926
Pfizer Inc.		6.200%	3/15/19	270,000	295,278
Roche Holdings Inc.		6.000%	3/1/19	150,000	159,942	D
Wyeth		5.950%	4/1/37	170,000	175,870
					837,016
Real Estate Investment Trusts (REITs)	0.3%
Health Care REIT Inc.		5.875%	5/15/15	130,000	113,393
iStar Financial Inc.		10.000%	6/15/14	324,000	239,760	D
					353,153
Real Estate Management and Development	0.1%
Forest City Enterprises Inc.		7.625%	6/1/15	225,000	141,750

Thrifts and Mortgage Finance	1.7%
BB&T Capital Trust II		6.750%	6/7/36	640,000	512,000
Countrywide Financial Corp.		5.800%	6/7/12	950,000	955,919
Countrywide Financial Corp.		6.250%	5/15/16	500,000	443,588
					1,911,507
Tobacco	1.7%
Altria Group Inc.		9.700%	11/10/18	10,000	11,465	E
Philip Morris International Inc.		6.875%	3/17/14	490,000	552,876
Reynolds American Inc.		7.250%	6/1/12	1,360,000	1,364,257
					1,928,598
Wireless Telecommunication Services	1.9%
New Cingular Wireless Services Inc.		8.750%	3/1/31	655,000	798,321
Nextel Communications Inc.		5.950%	3/15/14	88,000	69,300
Nextel Communications Inc.		7.375%	8/1/15	285,000	227,287
Sprint Capital Corp.		6.900%	5/1/19	330,000	273,075
Sprint Capital Corp.		8.750%	3/15/32	940,000	756,700
					2,124,683
Total Corporate Bonds and Notes (Cost—$97,367,907)					85,757,379

Semi-Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Mortgage-Backed Securities	0.5%
Variable Rate SecuritiesF	0.5%
Thornburg Mortgage Securities Trust 2007-4 2A1		6.207%	9/25/37	$ 438,421	$316,861
Thornburg Mortgage Securities Trust 2007-4 3A1		6.190%	9/25/37	416,702	267,819
Total Mortgage-Backed Securities (Cost—$847,513)					584,680
U.S. Government and Agency Obligations	N.M .
Fixed Rate Securities	N.M .
United States Treasury Notes		3.125%	5/15/19	25,000	24,180
Total U.S. Government and Agency Obligations (Cost—$23,739)					24,180
Yankee BondsG	20.6%
Aerospace and Defense	0.3%
Systems 2001 Asset Trust		6.664%	9/15/13	304,752	304,752	D

Beverages	0.4%
Diageo Capital PLC		7.375%	1/15/14	380,000	429,953

Chemicals	0.2%
Potash Corp. of Saskatchewan Inc.		6.500%	5/15/19	180,000	193,954

Commercial Banks	7.3%
AES El Salvador Trust		6.750%	2/1/16	750,000	535,651	D
Banco Mercantil del Norte SA		6.135%	10/13/16	750,000	654,937	C,D
Barclays Bank PLC		7.434%	9/29/49	910,000	609,700	C,D
Barclays Bank PLC		7.700%	12/31/49	300,000	249,270	C,D
Glitnir Banki Hf		6.330%	7/28/11	400,000	65,000	A,D,H
Glitnir Banki Hf		6.693%	6/15/16	680,000	68	A,C,D,H
Glitnir Banki Hf		7.451%	12/14/49	210,000	21	A,C,D,H
HBOS Capital Funding LP		6.071%	6/30/49	560,000	204,120	C,D
ICICI Bank Ltd.		6.375%	4/30/22	200,000	155,971	C,D
ICICI Bank Ltd.		6.375%	4/30/22	100,000	78,108	C,D
Kaupthing Bank Hf		5.750%	10/4/11	480,000	62,400	A,D,H
Kaupthing Bank Hf		7.625%	2/28/15	620,000	49,600	A,D,H
Kaupthing Bank Hf		7.125%	5/19/16	1,250,000	125	A,D,H
Landsbanki Islands Hf		7.431%	12/31/49	730,000	73	A,C,D,H
Mizuho Financial Group		5.790%	4/15/14	1,100,000	1,133,217	D
Natixis		10.000%	4/29/49	460,000	275,945	C,D

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Income Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Yankee Bonds—Continued
Commercial Banks—Continued
Rabobank Nederland NV		11.000%	12/29/49	$ 858,000	$954,525	C,D
Resona Preferred Global Securities		7.191%	12/29/49	1,095,000	799,350	C,D
Royal Bank of Scotland Group PLC		7.640%	3/31/49	100,000	40,500	C
RSHB Capital SA		7.175%	5/16/13	970,000	921,500	D
RSHB Capital SA		7.125%	1/14/14	370,000	347,800	D
RSHB Capital SA		6.299%	5/15/17	380,000	326,800	D
Shinsei Finance Cayman Ltd.		6.418%	1/29/49	1,210,000	484,000	C,D
Sumitomo Mitsui Banking Corp.		5.625%	12/31/49	270,000	248,487	C,D
					8,197,168
Consumer Finance	0.4%
Aiful Corp.		6.000%	12/12/11	865,000	423,850	D

Diversified Financial Services	1.6%
Lukoil International Finance BV		6.356%	6/7/17	310,000	275,900	D
Petroplus Finance Ltd.		7.000%	5/1/17	600,000	498,000	D
SMFG Preferred Capital		6.078%	1/29/49	380,000	303,723	C,D
TNK-BP Finance SA		7.500%	7/18/16	360,000	306,900	D
UFJ Finance Aruba AEC		6.750%	7/15/13	355,000	367,582
					1,752,105
Diversified Telecommunication Services	3.3%
British Telecommunications PLC		9.625%	12/15/30	330,000	365,857	E
Deutsche Telekom International Finance BV		5.750%	3/23/16	160,000	163,818
Deutsche Telekom International Finance BV		8.750%	6/15/30	580,000	679,023	E
Koninklijke (Royal) KPN NV		8.375%	10/1/30	240,000	274,329
Telecom Italia Capital		7.200%	7/18/36	760,000	736,881
Telecom Italia Capital SA		7.721%	6/4/38	390,000	397,154
Telefonica Emisiones S.A.U.		5.877%	7/15/19	220,000	226,819
Telefonica Emisiones S.A.U.		7.045%	6/20/36	600,000	664,879
VIP Finance Ireland Ltd		8.375%	4/30/13	250,000	226,875	D
					3,735,635
Electric Utilities	0.4%
Enersis SA/Cayman Island		7.400%	12/1/16	452,000	484,576

Food and Staples Retailing	0.3%
Delhaize Group		6.500%	6/15/17	290,000	296,140

Semi-Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Yankee Bonds—Continued
Foreign Governments	0.8%
Quebec Province		7.970%	7/22/36	$ 650,000	$803,639
Russian Federation		7.500%	3/31/30	51,840	51,036	D
United Mexican States		6.750%	9/27/34	24,000	24,204
					878,879
Gas Utilities	0.2%
Intergas Finance BV		6.375%	5/14/17	270,000	205,200	D

Insurance	0.5%
Axa		8.600%	12/15/30	550,000	515,261

Media	0.4%
Rogers Cable Inc.		6.250%	6/15/13	250,000	265,096
WPP Finance		8.000%	9/15/14	180,000	182,795
					447,891
Metals and Mining	1.8%
Evraz Group SA		8.875%	4/24/13	260,000	213,200	D
Rio Tinto Finance USA Ltd.		9.000%	5/1/19	660,000	733,592	E
Vale Overseas Ltd.		6.875%	11/21/36	1,148,000	1,090,032
					2,036,824
Oil, Gas and Consumable Fuels	2.3%
Anadarko Finance Co.		7.500%	5/1/31	1,185,000	1,156,286
Gazprom		9.625%	3/1/13	50,000	51,000	D
Gazprom		9.625%	3/1/13	20,000	20,500	D
Gazprom		6.212%	11/22/16	250,000	208,750	D
Petrobras International Finance Co.		5.875%	3/1/18	879,000	863,980
Shell International Finance BV		6.375%	12/15/38	250,000	272,306
					2,572,822
Wireless Telecommunication Services	0.4%
America Movil SA de CV		5.625%	11/15/17	190,000	185,707
Rogers Wireless Inc.		6.375%	3/1/14	300,000	321,561
					507,268
Total Yankee Bonds (Cost—$30,314,393)					22,982,278

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Income Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE
Preferred Stocks	0.2%
Fannie Mae		8.250%		11,700	shs	$15,678	C,I,J
Freddie Mac		8.375%		96,825		118,126	C,I,J
Preferred Blocker Inc.		7.000%		247		106,225	D
Total Preferred Stocks (Cost—$1,537,589)						240,029
Total Long-Term Securities (Cost—$130,091,141)						109,588,546
Short-Term Securities‡	0.9%

U.S. Government and Agency Obligations	0.2%
Fannie Mae		0.000%	1/25/10	$153,000		152,654	I,K
Total U.S. Government and Agency Obligations (Cost—$152,654)						152,654
Repurchase Agreements	0.7%
Deutsche Bank 0.07%, dated 6/30/09, to be repurchased at $781,002 on 7/1/09 (Collateral: $791,000 Freddie Mac note, 1.722% due 4/27/11, value $796,620)				781,000		781,000
Total Repurchase Agreements (Cost—$781,000)						781,000
Total Short-Term Securities (Cost—$933,654)						933,654
Total Investments (Cost—$131,024,795)L	98.9%					110,522,200
Other Assets Less Liabilities	1.1%					1,239,758
Net Assets	100.0%					$111,761,958

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts WrittenM
U.S. Treasury Bond Futures	September 2009	11	$(6,915)
U.S. Treasury Note Futures	September 2009	44	(29,798)
U.S. Treasury Note Futures	September 2009	17	(12,624)
			$(49,337)

Semi-Annual Report to Shareholders

‡  Under Statement of Financial Accounting Standards No. 157 (“FAS 157”), all securities are deemed Level 2. Please refer to Note 1 of the Notes to Financial Statements.

N.M.—Not Meaningful.

A   Bond is currently in default.

B   Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of June 30, 2009.

C   Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

D  Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, unless otherwise noted, represent 17.69% of net assets.

E   Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.

F   The coupon rates shown on variable rate securities are the rates at June 30, 2009. These rates vary with the weighted average coupon of the underlying loans.

G  Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.

H  Illiquid security valued at fair value under the procedures approved by the Board of Directors.

I    On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

J   Non-income producing.

K   Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

L   Aggregate cost for federal income tax purposes is substantially the same as book cost. At June 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,815,788
Gross unrealized depreciation	(23,318,383)
Net unrealized depreciation	$(20,502,595)

M Futures are described in more detail in the notes to financial statements.

See notes to financial statements.

Semi-Annual Report to Shareholders

Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Western Asset Income Fund

Assets:
Investment securities at value (Cost—$130,091,141)		$109,588,546
Short-term securities at value (Cost—$933,654)		933,654
Cash		63,318
Interest and dividends receivable		1,980,425
Futures variation margin receivable		13,141
Other assets		13,944
Total Assets		112,593,028

Liabilities:
Payable for securities purchased	$676,941
Accrued management fee	49,517
Accrued expenses	104,612
Total Liabilities		831,070
Net Assets		$111,761,958

Summary of Shareholders’ Equity:
Common shares, par value $.01 per share, 20,000,000 shares authorized;
9,419,636 shares issued and outstanding		$142,318,030
Undistributed net investment income		407,650
Accumulated net realized loss on investments and futures		(10,411,790)
Net unrealized depreciation of investments and futures		(20,551,932)
Net assets		$111,761,958

Net Asset Value Per Common Share ($111,761,958 ÷ 9,419,636 common shares issued and outstanding)		$11.86

See notes to financial statements.

Semi-Annual Report to Shareholders

Statement of Operations

For the Six Months Ended June 30, 2009 (Unaudited)

Western Asset Income Fund

Investment Income:
Interest	$4,455,696
Dividends	6,705

Total income		4,462,401

Expenses:
Management fees	290,044
Audit and legal fees	80,497
Reports to shareholders	30,211
Transfer agent and shareholder servicing expense	19,749
Taxes, other than federal income taxes	19,393
Custodian fees	15,930
Registration fees	10,693
Directors’ fees and expenses	10,452
Other expenses	21,624
	498,593
Less: Fees waived	(12,000)

Net expenses		486,593

Net Investment Income		3,975,808

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	(7,096,054)
Futures	194,669
		(6,901,385)

Change in unrealized appreciation/(depreciation) of:
Investments	18,819,743
Futures	(49,337)
		18,770,406
Net Realized and Unrealized Gain on Investments and Futures		11,869,021
Change in Net Assets Resulting From Operations		$15,844,829

See notes to financial statements.

Semi-Annual Report to Shareholders

Statements of Changes in Net Assets

Western Asset Income Fund

	FOR THE SIX MONTHS ENDED JUNE 30, 2009 (Unaudited)	FOR THE YEAR ENDED DECEMBER 31, 2008
Change in Net Assets:
Net investment income	$3,975,808	$9,156,380
Net realized loss	(6,901,385)	(3,508,376)
Change in unrealized appreciation/(depreciation)	18,770,406	(38,346,272)
Change in net assets resulting from operations	15,844,829	(32,698,268)

Distributions to common shareholders from:
Net investment income	(4,515,142)	(8,803,056)
Net realized gain on investments	—	(423,005)
Total distributions to shareholders	(4,515,142)	(9,226,061)

Capital transactions:
Reinvestment of dividends resulting in the issuance of 30,205 and 0 common shares, respectively	327,373	—
Change in net assets applicable to common shareholders	11,657,060	(41,924,329)

Net Assets:
Beginning of period	100,104,898	142,029,227
End of period	$111,761,958	$100,104,898
Undistributed net income	$407,650	$946,984

See notes to financial statements.

Semi-Annual Report to Shareholders

Financial Highlights

Contained below is per share operating performance data for a share of Common Stock outstanding throughout each period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Western Asset Income Fund

	SIX MONTHS
	ENDED
	JUNE 30, 2009		YEARS ENDED DECEMBER 31,
	(Unaudited)		2008		2007		2006		2005	2004
Net asset value, beginning of period	$ 10.66		$ 15.13		$ 15.91		$ 15.73		$ 16.33	$ 16.52
Investment operations:
Net investment income	.42	A	.98	A	.95	A	.91	A	.88	.94
Net realized and unrealized gain/(loss)	1.26		(4.47)		(.61)		.21		(.41)	.32
Total from investment operations	1.68		(3.49)		.34		1.12		.47	1.26
Distributions from:
Net investment income	(.48)		(.94)		(.96)		(.86)		(.87)	(.93)
Net realized gain on investments	—		(.04)		(.16)		(.08)		(.20)	(.52)
Total distributions	(.48)		(.98)		(1.12)		(.94)		(1.07)	(1.45)
Net asset value, end of period	$ 11.86		$ 10.66		$ 15.13		$ 15.91		$ 15.73	$ 16.33
Market value, end of period	$ 11.75		$ 10.49		$ 13.50		$ 15.52		$ 14.14	$ 15.44

Total Return:
Based on net asset value per share	16.38	%B	(24.05)%		2.17%		7.38%		3.00%	8.50%
Based on market value per share	17.11	%B	(15.82)%		(6.16)%		17.02%		(1.49)%	10.41%

Ratios To Average Net Assets:C
Total expenses	1.00	%D	.91%		.83%		.84%		.81%	.78%
Expenses net of waivers, if any	.98	%D	.89%		.81%		.82%		.79%	.76%
Expenses net of all reductions	.98	%D	.89%		.81%		.82%		.79%	.76%
Net investment income	7.98	%D	7.32%		6.10%		5.81%		5.48%	5.71%

Supplemental Data:
Portfolio turnover rate	13	%B	17%		46%		51%		80%	81%
Net assets, end of period (in thousands)	$111,762		$100,105		$142,029		$149,406		$147,737	$153,289

A Computed using average daily shares outstanding.

B Not annualized.

C Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

D Annualized.

See notes to financial statements.

Semi-Annual Report to Shareholders

Notes to Financial Statements

(Unaudited)

1. Significant Accounting Policies:

Western Asset Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified investment company.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through August 24, 2009, the issuance date of the financial statements.

Investment Valuation

The Fund’s securities are valued under policies approved by and under the general oversight of the Board of Directors. The Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•      Level 1—quoted prices in active markets for identical investments

•      Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•      Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Debt securities are valued at the last quoted bid prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Securities:
Corporate Bonds and Notes	—	$ 85,757,379	—	$ 85,757,379
Mortgage-Backed Securities	—	584,680	—	584,680
U.S. Government and Agency Obligations	—	24,180	—	24,180
Yankee Bonds	—	22,982,278	—	22,982,278
Preferred Stocks	$ 133,804	106,225	—	240,029
Total Long-Term Securities	133,804	109,454,742	—	109,588,546
Short-Term Securities‡	—	933,654	—	933,654
Total Investments	$ 133,804	$ 110,388,396	—	$ 110,522,200
Other Financial Instruments	(49,337)	—	—	(49,337)
Total	$ 84,467	$ 110,388,396	—	$ 110,472,863

‡  See Portfolio of Investments for additional detailed categorizations.

Semi-Annual Report to Shareholders

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the six months ended June 30, 2009, security transactions (excluding short-term investments) were as follows:

Purchases		Proceeds From Sales
U.S. Gov’t. Securities	Other	U.S. Gov’t. Securities	Other
$1,661,367	$15,268,532	$1,737,054	$11,011,987

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian acting on the fund’s behalf, or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Futures Contracts

The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Distributions to Common Shareholders

Investment income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid monthly. On May 20, 2009, the Fund announced that it will declare distributions quaterly while maintaining its policy of paying distributions monthly. Net capital gain distributions are declared and paid after the end of the tax year in which the gain is realized. An additional distribution may be made in December to the extent necessary in order to comply with

Semi-Annual Report to Shareholders

Notes to Financial Statements—Continued

federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations. Interest income and expenses are recorded on the accrual basis. Bond discounts and premiums are amortized and included in interest income for financial reporting and federal income tax purposes.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Credit and Market Risk

Investments in structured securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute to shareholders substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of June 30, 2009.

3. Forward Currency Exchange Contracts

Forward foreign currency contracts are marked-to-market daily using forward foreign currency exchange rates supplied by an independent pricing service. The change in a contract’s market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes

Semi-Annual Report to Shareholders

limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

At June 30, 2009, the Fund had no open forward foreign currency exchange contracts.

4. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities’ at June 30, 2009.

Liability Derivatives
	Interest Rate Contracts Risk[1]	Other Contracts Risk[2]	Total
Futures Contracts[2]	$49,337	—	$49,337

1  Balance sheet location: Payables, Net Assets—Unrealized appreciation (depreciation)

2  Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Amount of Realized Gain or (Loss) on Derivatives Recognized
	Interest Rate Contracts Risk	Other Contracts Risk	Total
Futures Contracts	$194,669	—	$194,669

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized
	Interest Rate Contracts Risk	Other Contracts Risk	Total
Futures Contracts	$(49,337)	—	$(49,337)

5. Common Shares:

Of the 9,419,636 shares of common stock outstanding at June 30, 2009, the Adviser owns 273,883 shares.

6. Transactions with Affiliates and Certain Other Parties:

The Fund has entered into an Investment Advisory Agreement with Western Asset Management Company (“Adviser”), which is a wholly owned subsidiary of Legg Mason, Inc., pursuant to which the Adviser provides investment advice and administrative services to the Fund. In return for its services, the Fund pays the Adviser a monthly fee at an annual rate of 0.70% of the average monthly net assets of the Fund up to $60,000,000 and 0.40% of such net assets in excess of $60,000,000. If expenses (including the Adviser’s fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Fund of its securities, and extraordinary expenses beyond the control of the Fund) borne by the Fund in any fiscal year exceed 1.5% of average net assets up to $30,000,000 and 1% of average net assets over $30,000,000 the Adviser has contractually agreed to reimburse the Fund for any excess.

Semi-Annual Report to Shareholders

Notes to Financial Statements—Continued

The Adviser voluntarily waived expenses amounting to $12,000 for the six months ended June 30, 2009.

Western Asset Management Company Limited (“WAML”) provides the Fund with investment research, advice, management and supervision and a continuous investment program for the Fund’s portfolio of non-dollar securities consistent with the Fund’s investment objectives and policies. As compensation, the Adviser pays WAML a fee based on the pro rata assets of the Fund managed by WAML during the month.

Under the terms of an administrative services agreement among the Fund, the Adviser, and Legg Mason Fund Adviser, Inc. (“LMFA”). Western Asset (not the Fund) pays LMFA a monthly fee of $3,000, an annual rate of $36,000.

The Board has approved the substitution of Legg Mason Partners Funds Advisor, LLC (“LMPFA”) for LMFA. Effective upon the substitution, LMPFA will assume the rights and responsibilities of LMFA under its administrative services agreement. This substitution is expected to occur in the third quarter of 2009.

7. Director Compensation:

Each Director of the Fund who is not an “interested person” (as defined in the 1940 Act) of the Fund, Western Asset or WAML receives an aggregate fee of $70,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund. Each Director also receives a fee of $7,500 and related expenses for each meeting of the Board or of a committee attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board and the Chairman of the Audit Committee each receive an additional $25,000 per year for serving in such capacities. Each member of the Audit Committee receives a fee of $6,000 for serving as a member of the Audit Committee. Other committee members receive a fee of $3,000 for serving as a member of each committee upon which they serve. All such fees are allocated among the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund according to each such investment company’s average annual net assets. Director Ronald Olson receives from Western Asset an aggregate fee of $70,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund, as well as a fee of $7,500 and related expenses for each meeting of the Board attended in person and a fee of $2,500 for participating in each telephonic meeting.

8. Shareholder Meeting Results:

The Fund’s annual meeting of shareholders was held on May 19, 2009. Of the 9,408,669 common shares outstanding, the following shares were voted at the meeting:

Election of Directors:

Director Nominee	For	Withheld
Ronald J. Arnault	7,957,891	266,638
Anita L. DeFrantz	7,975,944	248,585
Ronald L. Olson	7,940,387	284,142
William E.B. Siart	7,994,513	230,016
Jaynie Miller Studenmund	7,939,477	285,052
Avedick B. Poladian	7,910,956	313,573
R. Jay Gerken	7,980,945	243,584

Semi-Annual Report to Shareholders

Privacy Policy

The Fund is committed to keeping nonpublic personal information secure and confidential. This notice is intended to help a shareholder understand how the Fund fulfills this commitment.

From time to time, the Fund, through its Service Providers, may collect a variety of personal information, including:

•      Information received on applications and forms, via the telephone, and through websites;

•      Information about transactions with the Fund, affiliates, or others (such as purchases, sales, or account balances); and

•      Information about shareholders received from consumer reporting agencies.

The Fund does not disclose shareholder nonpublic personal information, except as permitted by applicable law or regulation. For example, the Fund may share this information with others in order to process transactions. Any information provided to companies that perform services on behalf of the Fund, such as printing and mailing, or to other financial institutions with which the Fund has joint marketing agreements are required to protect the confidentiality of shareholders’ information and to use it only to perform the services for which the companies were hired.

The Fund, through its Service Providers, maintains physical, electronic, and procedural safeguards to protect shareholder non-public personal information. Access to this information is restricted.

If a shareholder decides at some point either to close his/her account(s) or become an inactive customer, the Fund will continue to adhere to these privacy policies and practices with respect to shareholder nonpublic personal information.

This notice is being provided on behalf of:

Western Asset Income Fund

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Western Asset Income Fund

The Board of Directors

William E. B. Siart, Chairman

R. Jay Gerken

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Officers

R. Jay Gerken, President

Gavin L. James, Vice President

S. Kenneth Leech, Vice President

Stephen A. Walsh, Vice President

Frances M. Guggino, Principal Financial and Accounting Officer

Todd F. Kuehl, Chief Compliance Officer

Erin K. Morris, Treasurer

Robert I. Frenkel, Secretary and Chief Legal Officer

Investment Advisers

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, CA 91101

Western Asset Management Company Limited

10 Exchange Square

London, England EC2A2EN

Custodian

State Street Bank & Trust Company

1 Lincoln Street

Boston, Massachusetts 02111

Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Transfer Agent

American Stock Transfer & Trust Company LLC

59 Maiden Lane

New York, N.Y. 10038

Western Asset Income Fund

WESTERN ASSET INCOME FUND
55 Water Street
New York, New York 10041

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby gives notice that it may, from time to time, repurchase its shares in the open market at the option of the Board of Directors, and on such terms as the Board of Directors shall determine.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

AMERICAN STOCK
TRANSFER & TRUST COMPANY
59 Maiden Lane
New York, New York 10038

PACAM-SAR-(08/09) SR09-891

Item 2.                     Code of Ethics.

Not applicable for semi-annual reports.

Item 3.                     Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.                     Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.                     Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.                     Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.                     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.                     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9.                     Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.              Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

Item 11.              Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods in the SEC’s rules and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.              Exhibits.

(a) (1)       Not applicable for semi-annual reports.

(a) (2)       Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 — filed as an exhibit hereto.

(a) (3)       Not applicable.

(b)                       Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 — filed as an exhibit hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Income Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Western Asset Income Fund

Date:	September 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Western Asset Income Fund

Date:	September 1, 2009

By:	/s/ Frances M. Guggino
Frances M. Guggino
Principal Financial and Accounting Officer
Western Asset Income Fund

Date:	September 1, 2009